UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2021
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 25, 2021, Lance K. Parker was named Chief Operating Officer of Alexander & Baldwin, Inc. (the "Company") by the Company’s Board of Directors, effective November 1, 2021. Mr. Parker, age 48, will remain an Executive Vice President of the Company, a position he has held since March 2018. Mr. Parker, who previously served as chief real estate officer, will continue to have responsibility for managing the Company's real estate operations, including management, leasing, development and acquisitions of commercial real estate (“CRE”) properties. Mr. Parker first joined the Company in 2004 in its acquisitions group and has held positions of increasing responsibility since then, taking over leadership of the real estate operations in 2015. Under Mr. Parker, the Company has transformed into a Hawai‘i-focused CRE company and developed a fully integrated, in-house property management and leasing function, which has allowed the Company's CRE portfolio to expand significantly.

In connection with Mr. Parker's being named Chief Operating Officer, he will receive an annual base salary of $440,000 effective November 1, 2021, and a performance improvement incentive plan compensation target for the 2022 performance period equal to 100% of his base salary.

Item 7.01. Regulation FD Disclosure.

On November 1, 2021, the Company issued a press release announcing the promotion of Mr. Parker, a copy of which is attached hereto as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

99.1	Press release issued November 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  November 1, 2021

                        ALEXANDER & BALDWIN, INC.

                        /s/ Brett A. Brown
                        Brett A. Brown
                        Executive Vice President and Chief Financial Officer